EXHIBIT 4.3
                                                                     -----------

                          REGISTRATION RIGHTS AGREEMENT

                                                              May 10, 1999

Dear Sir/Madam:

         Pursuant to the Agreement and Plan of Merger Reorganization dated as of April 15, 1999 (the "MERGER AGREEMENT"), among Excel Switching Corporation (the "COMPANY"), Racepoint Acquisition Corporation, a subsidiary of the Company ("MERGER SUB"),RAScom, Inc. ("TARGET") and the other parties named herein, Merger Sub is being merged with and into Target. In connection therewith, as one of the holders (the "HOLDERS") of Common Stock of Target, you are acquiring shares of Common Stock of the Company. As context requires, a Holder may be referred to as a "SELLER". In connection with the transaction, the Company and you covenant and agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "COMMON SHARES" shall mean the shares of Common Stock of the Company issued to the Holders pursuant to the Merger Agreement.

         "COMMON STOCK" shall mean the Common Stock, $.01 par value, of the Company, as constituted as of the date of this Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "REGISTRATION EXPENSES" shall mean the expenses so described in Section 8.

         "RESTRICTED STOCK" shall mean the Common Shares, excluding Common Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) sold pursuant to Rule 144 under the Securities Act or (c) transferred in a transaction in which the seller's rights and obligations under this Agreement were not assigned in accordance with this Agreement.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean the expenses so described in Section 8.


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         2. COMPLIANCE WITH SECURITIES LAWS. You represent and warrant that:

                  (a) You are acquiring the Common Shares to be issued to you solely in exchange for the shares of capital stock of Target owned by you or otherwise issuable to you by Target in connection with the transactions contemplated by the Merger Agreement.

                  (b) You have paid no brokerage or similar commissions in connection with the acquisition of such Common Shares.

                  (c) You are acquiring such Common Shares solely for your account.

                  (d) You have provided such information as may reasonably have been requested by the Company in order for the Company or its counsel to evaluate the availability of an exemption under the Securities Act for the issuance of Company Stock to you.

                  (e) Subject to applicable community property laws, you are the lawful owner of the shares of Target Common Stock to be exchanged for shares of the Company's Common Stock pursuant to the Merger Agreement and have good and clear title to such shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

         3. SECURITIES ACT MATTERS. You acknowledge and agree that the Common Shares to be issued to you have not been (and at the time of acquisition by you, will not have been) registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. You recognize and acknowledge that such claims of exemption are based, in part, upon your representations contained in this Agreement. You further recognize and acknowledge that, because the Common Shares are unregistered under federal and state laws, they are not presently eligible for public resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. You recognize and acknowledge that Rule 144 promulgated under the Securities Act (which facilitates routine sales of securities in accordance with the terms and conditions of that Rule, including a holding period requirement) is not now available to you for resale of the Common Shares, and you recognize and acknowledge that, in the absence of the availability of Rule 144, a sale pursuant to a claim of exemption from registration under the Securities Act would require compliance with some other exemption under the Securities Act, none of which may be available for resale of the Common Shares by you. You recognize and acknowledge that, except as set forth in this Agreement, the Company is under no obligation to register the Common Shares, either pursuant to the Securities Act or the securities laws of any state.

         4. RESTRICTIVE LEGEND. Each certificate representing Common Shares shall, except as otherwise provided in this Section 4 or in Section 5, be stamped or otherwise imprinted with a legend substantially in the following form:

              "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR


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              OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT
              OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THIS SECURITY IS ENTITLED TO CERTAIN REGISTRATION RIGHTS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT DATED MAY 10, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE CLERK OF THE CORPORATION."

Such certificates shall not bear the above legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act or if such securities have been sold pursuant to Rule 144 or an effective registration statement.

         5. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Common Shares, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such security shall be entitled to transfer such security in accordance with the terms of its notice; provided, however, that no prior notice or opinion of counsel shall be required if the sale is made in compliance with Rule 144 or if such transfer is to one or more partners of the transferor (in the case of a transferor that is a partnership). Each certificate for Common Shares transferred as above provided shall bear the legend set forth in Section 4, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities
Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 5 shall not apply to securities which are not required to bear the legend prescribed by Section 4 in accordance with the provisions of that Section.

         6. REGISTRATION.

                  (a) Shelf Registration. (i) The Company agrees to cause a registration statement under the Securities Act on Form S-3 relating to up to fifty percent (50%) of the shares of Common Stock issued to each Holder pursuant to the Merger Agreement to be filed within sixty (60) days after the Closing Date (as defined in the Merger Agreement) and shall use all commercially reasonable efforts to cause such registration statement to be declared effective by the Commission on, or as expeditiously as possible after, the publication by the Company of financial results including at least thirty (30) days post-Closing combined results of operations of the Company and Target, subject to and in accordance with Section 7 hereof.

                  (ii) The Company agrees to cause a registration statement under the Securities Act on Form S-3 relating to the remaining fifty percent (50%) of the shares of Common Stock issued to each Holder pursuant to the Merger Agreement to be filed within one year after the Closing Date, and shall use all commercially reasonable efforts to cause such registration statement to be


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declared effective by the Commission as expeditiously as possible, and to maintain the effectiveness of such registration statement for at least nine months thereafter.

                  (b) Piggyback Registration Rights. On one occasion between the first and second anniversary of the Closing Date, each holder of Restricted Stock shall have the right to have his, her or its shares of Restricted Stock included for sale on any registration statement filed by the Company, except registration statements filed on Form S-4 and Form S-8 or their successor forms or any other form which does not permit registration of the Restricted Stock, at the Company's cost and expense (except commissions or discounts and fees of the holder's own professionals, if any); provided, however, that this provision shall not apply to any shares of Restricted Stock that may, at the time of filing of such Company registration statement, be sold within any three-month period under Rule 144 of the Act. If the offering with respect to which a registration statement is filed is managed by an independent underwriter, and if in the reasonable judgment of the managing underwriter, the sale of shares of Restricted Stock in connection with the proposed offering would have a material adverse effect on the offering, then the number of shares of Restricted Stock to be sold by stockholders of the Company may be reduced and cut back, pro rata with other Holders who propose to sell shares in the offering; provided, however, that management of the Company shall have priority in the event of any cut-back. The Company shall give the Holder ten (10) business days notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8 or any successor form, and the Holder shall have one week after receipt of such notice to notify the Company of its intent to include any shares of Restricted Stock in such registration statement.

         7. REGISTRATION PROCEDURES. In using its efforts to effect the registration of any shares of Restricted Stock under the Securities Act as described in Section 6, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement on Form S-3 with respect to such securities as specified in Section 6 above and use its commercially reasonable efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter and to remain effective until the earlier of the sale of all Restricted Stock covered thereby or one year after the Closing Date, provided, however, that the Company may delay the filing or effectiveness of such registration statement or suspend sales at any time under the registration statement immediately upon notice to the undersigned at the last known address of the undersigned, for a period or periods of time not to exceed in the aggregate 90 days during any 12-month period, if there then exists material, non-public information relating to the Company which, in the reasonable opinion of the Company, would not be appropriate for disclosure during that time. Moreover, anything herein to the contrary notwithstanding, the Company shall not be required to take any action to cause the registration statement to be declared effective by the Commission at any time prior to the publication by the Company of financial results including at least thirty (30) days' post-Closing combined results of operations of the Company and Target;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be


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necessary to keep such registration statement effective until the earlier of the sale of all Restricted Stock covered thereby or the first anniversary of the Closing Date;

                  (c) furnish to each seller of Restricted Stock such number of copies of the registration statement and each such amendment and supplement thereto (in each case including exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                  (d) use its commercially reasonable efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its commercially reasonable efforts to have the Restricted Stock covered by such registration statement approved for listing and subject to quotation on the Nasdaq National Market;

                  (f) notify each seller of Restricted Stock under such registration statement (at any time when a prospectus relating thereto is required to be delivered under the Securities Act), of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                  (g) furnish, at the request of any Holder requesting registration of Restricted Stock, on the date that such Restricted Stock is delivered to the underwriters for sale in connection with a registration pursuant to this Agreement if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

         If the Company shall determine in its discretion that it is in the best interest of the Company to effect distribution by means of an underwriting, the Company shall promptly notify each seller of such determination. In such event, the right of any seller to participate in such distribution shall be conditioned upon such seller's agreement to enter into a written agreement


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with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         8. EXPENSES. All expenses incurred by the Company in complying with Sections 6 and 7, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of issuance, but excluding any Selling Expenses, are called "REGISTRATION EXPENSES". All fees and expenses of counsel to the sellers, underwriting discounts (if any) and selling commissions applicable to the sale of Restricted Stock are called "SELLING EXPENSES".

         The Company will pay all Registration Expenses in connection with a registration statement on Form S-3 under Section 6. All Selling Expenses in connection with any registration statement under Section 6 shall be borne by the participating sellers in proportion to the number of shares sold by each and each seller shall be responsible for the fees and expenses of his, her or its own counsel. The Company shall not be obligated to pay any Registration Expenses in connection with the registration statement under Section 6 if such registration statement is withdrawn, delayed or abandoned for any reason by the sellers.

         9. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In connection with the registration of the Restricted Stock under the Securities Act pursuant to Section 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, its officers and directors, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act, Exchange Act or state securities laws applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, and the Company will reimburse each such seller, each such officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by any such seller in writing, any such underwriter or any such controlling person.

                  (b) In connection with the registration of the Restricted Stock under the Securities Act pursuant to Section 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) the failure of such seller to comply with the provisions of
Section 12 herein or (ii) any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, and furnished in writing by or on behalf of such seller.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof and the approval by the indemnified party of the counsel chosen by the indemnifying party, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the


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expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to the relative fault of the Company, on the one hand, and each holder, severally, on the other hand; provided, however, that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation, and further provided, that in no event shall the liability of such holder for contribution hereunder exceed the amount for which such holder would have been liable if Section 9(b) above were determined to be enforceable.

                  (e) The indemnities provided in this Section 10 shall survive the transfer of any Restricted Stock by such holder.

         10. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation thereunder that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) maintain registration of its Common Stock under Section 12 of the Exchange Act;

                  (c) file in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Restricted Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation under the Securities Act which permits the selling of any such securities without registration or pursuant to such form.

         11. CHANGES IN COMMON STOCK. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         12. SELLERS' CONDUCT. With respect to any sale of Common Shares pursuant to Section 6, you understand and agree as follows:

                  (a) You will carefully review the information concerning you contained in the registration statement (if any) and will promptly notify the Company if such information is not complete and accurate in all respects, including having properly disclosed any position, office or other material relationship within the past three years with the Company, Target or their affiliates;

                  (b) You agree to sell your Common Shares only in the manner set forth in the registration statement and agree to comply with the anti-manipulation rules under the Exchange Act in connection with purchases and sales of securities of the Company during the time the registration statement remains effective

                  (c) You agree to comply with the prospectus delivery requirements of the Exchange Act;

                  (d) You agree to promptly notify the Company of any and all planned sales and completed sales of shares; and

                  (e) You agree to suspend sales during the periods when sales are required to be suspended pursuant to Section 7(a) herein.

                  (f) In connection with each registration hereunder, you agree to furnish to the Company in writing such information requested by the Company with respect to yourself and the proposed distribution by you as shall be necessary in order to assure compliance with federal and applicable state securities laws.

         13.      MISCELLANEOUS.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Restricted Stock, provided, that such transferee executes a counterpart signature page to this Agreement), whether so expressed or not.

                  (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered by first class mail, postage prepaid, by overnight courier or by electronic facsimile or telex and addressed as follows:


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                  If to the Company, at:

                  Excel Switching Corporation
                  255 Independence Drive
                  Hyannis, MA  02601

                  Attn: Christopher Stavros
                        General Counsel

                  If to any other party hereto, at the address of such party set forth on the signature page hereto;

                  If to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d) This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Company and the Holders of at least a majority of the shares of Restricted Stock outstanding at the time of such amendment, modification or waiver.

                  (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (g) Without the prior written consent of the Company, the registration rights set forth in this Agreement are not transferable except to a trust or other estate planning entity created for the benefit of any seller or their immediate family members. Such consent may be granted or denied at the Company's sole discretion. All transferees must agree in writing to be bound by all the provisions of this Agreement.


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         14. REPRESENTATIONS AND COVENANTS. You hereby represent and warrant to the Company as follows:

                  (a) YOU UNDERSTAND THAT YOUR INVESTMENT IN THE SECURITIES INVOLVES RISK.

                  (b) YOU HAVE CONSULTED YOUR OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISOR WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR YOU. ANY SPECIFIC ACKNOWLEDGMENT SET FORTH BELOW WITH RESPECT TO ANY STATEMENT OR INFORMATION FURNISHED TO YOU SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS REPRESENTATION AND WARRANTY.

                  (c) The Company has made available to you, during the course of this transaction and prior to the acquisition of the Company Common Stock (collectively, and hereinafter referred to as, the "SECURITIES"), the opportunity to ask questions of and receive complete and correct answers from representatives of the Company concerning the terms and conditions of the Securities and to obtain any additional information relating to the financial condition and business of the Company.

                  (d) You understand that you must bear the economic risk of this investment until such time as the Securities are registered; that the Securities are not currently registered under the Securities Act, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; that you are purchasing the Securities for investment for your account and not with any present view toward resale or other distribution thereof; that you agree not to resell or otherwise dispose of all or any part of the Securities, except as permitted by law, including, without limitation, any and all applicable provisions of the Merger Agreement and this Agreement and any regulations under the Securities Act and applicable state securities laws; that except as provided in the Merger Agreement and this Agreement, the Company is under no obligation to register the Securities under the Securities Act or any state securities law or to supply the information which may be necessary to enable you to sell the Securities; and that Rule 144 under the Securities Act is not now available as a basis for exemption from registration of any Securities hereunder.

                  (e) You have adequate means of providing for your current needs and personal contingencies and have no need for liquidity in connection with this investment in the Securities.

                  (f) Your overall commitment to investments which are not readily marketable is not disproportionate to your net worth and your investment in the Securities will not cause such overall commitment to become excessive. The acquisition of the Securities by you is consistent with your general investment objectives.

                  (g) You received an offer concerning the Securities and first learned of this investment in the state or other jurisdiction listed in the residence address on the signature page hereto, and intend that the state securities laws of that state or other jurisdiction alone govern this transaction.

                  (H) IF YOU ARE NOT AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT AND AS DETAILED IN "ITEM IV. ACCREDITED INVESTOR STATUS" AS SET FORTH ON PAGE 16 OF THIS AGREEMENT) YOU HEREBY APPOINT MARK GALVIN AS YOUR PURCHASER REPRESENTATIVE FOR PURPOSES OF EVALUATING THE MERITS AND RISKS OF INVESTING IN THE SECURITIES. IF YOU CHOOSE NOT TO APPOINT MARK GALVIN AS YOUR PURCHASER REPRESENTATIVE, PLEASE CHECK THE APPROPRIATE BOX ON THE SIGNATURE PAGE (PAGE 13) OF THIS AGREEMENT AND HAVE YOUR PURCHASER REPRESENTATIVE COMPLETE APPENDIX A. ALONE OR TOGETHER WITH YOUR PURCHASER REPRESENTATIVE, YOU HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT YOU ARE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE INVESTMENT IN THE SECURITIES AND YOU HAVE EVALUATED THE MERITS AND RISKS OF INVESTING IN THE SECURITIES, AND HAVE DETERMINED THAT THE SECURITIES ARE A SUITABLE INVESTMENT FOR YOU.


                  (i) You hereby acknowledge receipt of the documents described in Section 3.5 of the Merger Agreement which documents you have (alone or together with your purchaser representative) reviewed. You acknowledge and warrant that any exhibits to these documents which were not directly furnished to you have been made available to you, at your request, prior to consummation of the transactions contemplated by the Agreement. You further acknowledge and warrant that, prior to the execution of this Agreement, you have had the opportunity to ask questions and receive answers from the Company and Target concerning the terms and conditions of the transactions contemplated by the Merger Agreement and the issuance of the Securities, and concerning any of the documents identified above, and to obtain such additional further information from the Company and Target as you have deemed necessary to verify the accuracy of the information contained in the documents identified above or any other information furnished to you.

                  (j) You understand that the representations, warranties and covenants set forth herein will be relied upon by Target, other stockholders of Target, the Company, stockholders of the Company and their respective counsel and accounting firms.

         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you. You understand that the Company is expressly relying on the accuracy of the information contained herein. By signing and returning this letter, you are representing and warranting that the foregoing information is complete and correct as of the date hereof. You hereby undertake to promptly notify the Company of any change in the above information prior to investment in the Company.

                                Very truly yours,

                                EXCEL SWITCHING CORPORATION

                                By:  /s/ Robert P. Madonna
                                    ----------------------------------------
                                Title: President and Chief Executive Officer
                                      --------------------------------------

AGREED TO AND ACCEPTED as of the date first above written.

Name of Seller:
               ------------------------
Name of Person Signing:
                       ----------------
Signature:
          -----------------------------


                         YOU MUST ANSWER THE FOLLOWING:

1. SELLER IS AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT AND AS DETAILED IN "ITEM IV. ACCREDITED INVESTOR STATUS" AS SET FORTH ON PAGE 16 OF THIS AGREEMENT)?

                [ ] Yes                    [ ] No

     IF YOU ANSWERED "YES" PLEASE COMPLETE THE BLUE PAGES.

     IF YOU ANSWERED "NO" PLEASE ANSWER QUESTION NO. 2.

2. SELLER HEREBY WISHES TO APPOINT A PURCHASER REPRESENTATIVE OTHER THAN MARK GALVIN?

                [ ] Yes                    [ ] No

     IF YOU ANSWERED "NO", PLEASE COMPLETE ONLY THE BLUE PAGES.

     IF YOU ANSWERED "YES", PLEASE COMPLETE THE BLUE PAGES AND HAVE YOUR DESIGNATED PURCHASER REPRESENTATIVE COMPLETE THE YELLOW PAGES AND RETURN THEM WITH THIS COMPLETED SIGNATURE PAGE.

I. GENERAL INFORMATION

(1) Principal Residence Address:

     -----------------------------------------------------
     (Number and Street)

     ----------------------------------------------Note: Non-principal residence
     (City, State)                       (Zip Code)      addresses and post
                                                         office boxes cannot be
                                                         accepted.

     --------------------------------------
     (Residence Telephone)

(2) Mailing Address (if different from above)

     ------------------------------------------------------
     (Number and Street)

     ---------------------------------------
     (City, State)                     (Zip Code)

(3)  Age:
         ------------------------------

(4)  Citizenship:
                 -------------------------------

(5)  Social Security or Taxpayer I.D. No.:
                                           -----------------------------------

(6) Occupation or Nature of Business:

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


II.  INVESTMENT KNOWLEDGE AND EXPERIENCE

(1)     The frequency of my investments in marketable securities has been
        (   ) often; (   ) occasional; (   ) seldom; (   ) never.

(2) The frequency of my investments in private offerings of securities has been ( ) often; ( ) occasional; ( ) more than once; ( ) never.

(3) My private offering investment experience during the past five years consists of the following:

                              ACTIVITY OF VENTURE
                        (E.G., EQUIPMENT LEASING, REAL     AMOUNT OF ORIGINAL
   NAME OF VENTURE            ESTATE, OIL AND GAS)             INVESTMENT
--------------------- ---------------------------------- ----------------------

--------------------- ---------------------------------- ----------------------

--------------------- ---------------------------------- ----------------------

--------------------- ---------------------------------- ----------------------

--------------------- ---------------------------------- ----------------------

(4)     Investment Experience.

        I have made investments, or been involved in activities, of the type indicated below in the past five years (recognizing that the types of investments listed are not mutually exclusive and certain investments may fall into one or more of the categories listed below):

        ____      (a)      Real estate partnerships
        ____      (b)      Research and development partnerships
        ____      (c)      Mutual funds
        ____      (d)      Start-up or early stage corporations
        ____      (e)      Venture capital investments
        ____      (f)      Stocks
        ____      (g)      Bonds, government obligations and other fixed income
                           securities

        Please describe any other investments:
                                              ------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

(5) The total investments of ALL investments indicated in Item (4) above were in excess of (indicate highest applicable amount):

        [   ]     $ 50,000                                [   ]  $250,000
        [   ]     $150,000                                [   ]  $500,000

(6) The amount indicated in Item (4) above includes TOTAL investments in start-up or early stage corporation in excess of (indicate highest applicable amount):

        [   ]     $  25,000                               [   ]  $100,000
        [   ]     $  50,000                               [   ]  over $150,000

III.  INCOME AND NET WORTH

(1) The following represents my gross income from all sources (excluding the gross income, if any, of my spouse) calculated by taking into account my individual gross income (as reported or to be reported on my income tax return) increased by any deduction for long term capital gain, any deduction for depletion, any exclusion for interest and any losses of a partnership allocated to me. [PLEASE CHECK ONE BOX FOR EACH YEAR]

     1997 Actual       [ ] $150,000 - 200,000     [ ] $200,000 +   [ ] $__________ (fill in)

     1998 Actual       [ ] $150,000 - 200,000     [ ] $200,000 +   [ ] $__________ (fill in)

     1999 Estimated    [ ] $150,000 - 200,000     [ ] $200,000 +   [ ] $__________ (fill in)


(2) My total personal net worth (including the net worth, if any, of my spouse), valuing my personal residence at its fair market value (less encumbrances) is now estimated at: [PLEASE CHECK ONE]

      [ ] $ 50,000 - $  100,000       [ ] $  100,000 - $250,000    [ ] $250,000 - $500,000
      [ ] $500,000 - $1,000,000       [ ] $1,000,000 +             [ ] $____________ (fill in)


(3) My personal net worth (exclusive of homes, home furnishings and automobiles) is now estimated at: [PLEASE CHECK ONE]

      [ ] $ 50,000 - $  100,000       [ ] $  100,000 - $250,000    [ ] $250,000 - $500,000
      [ ] $500,000 - $1,000,000       [ ] $1,000,000 +             [ ] $____________ (fill in)


IV.  ACCREDITED INVESTOR STATUS

        Please indicate which category below, if any, describes you:

______1. A natural person whose net worth, either individually or jointly with such person's spouse, at the time of his purchase, exceeds $1,000,000.


______2. A natural person who had individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in 1997 and 1998 and reasonably expects to reach the same income level in 1999.

______3. An entity in which all of the equity owners are described in one or more of the categories set forth in paragraphs 1 and 2 above.

                           AGREED TO AND ACCEPTED as of the
                           date first above written.

                           Name of Seller:  Mark B. Galvin
                                           -----------------------------------
                           Signature:  /s/ Mark B. Galvin
                                      ----------------------------------------

                           Name of Seller:  Aaron A. Galvin
                                            Frayda Galvin
                                           -----------------------------------

                           Signature:  /s/ Aaron A. Galvin
                                       /s/ Frayda Galvin
                                      ----------------------------------------

                           Name of Seller:  Allan M. Kline
                                           -----------------------------------
                           Signature:  /s/ Allan M. Kline
                                      ----------------------------------------

                           Name of Seller:  Allen A. Hauf
                                           -----------------------------------
                           Signature:  /s/ Allen A. Hauf
                                      ----------------------------------------

                           Name of Seller:  Arnold B. Denton
                                           -----------------------------------
                           Signature:  /s/ Arnold B. Denton
                                      ----------------------------------------

                           Name of Seller:  C.W. Dick
                                           -----------------------------------
                           Signature:  /s/ C.W. Dick
                                      ----------------------------------------

                           Name of Seller:  Charles River Partnership VII
                                           -----------------------------------
                           Signature:  /s/ Michael Zak (General Partner)
                                      ----------------------------------------

                           Name of Seller:  Chris Carroll
                                           -----------------------------------

                           Signature:  /s/ Chris Carroll
                                      ----------------------------------------

                           Name of Seller:  Dennis A. Kirshy
                                           -----------------------------------

                           Signature:  /s/ Dennis A. Kirshy
                                      ----------------------------------------

                           Name of Seller:  Edward J. Los
                                           -----------------------------------

                           Signature:  /s/ Edward J. Los
                                      ----------------------------------------

                           FIRST ALBANY CORPORATION
                           CUSTODIAN FBO JAMES C. SCHWALBE IRA

                           Name of Seller:  First Albany Corporation Custodian
                                               FBO James C. Schwalbe IRA
                                           -----------------------------------

                           Signature:  /s/ Matthew Hurley (Supervisor)
                                      ----------------------------------------
                           Signature:  /s/ Scott Perkins (Guarantor)
                                      ----------------------------------------

                           Name of Seller:  Geoffrey Devin
                                           -----------------------------------

                           Signature:  /s/ Geoffrey Devin
                                      ----------------------------------------

                           Name of Seller:  Gerald A. Friesen
                                           -----------------------------------

                           Signature:  /s/ Gerald A. Friesen
                                      ----------------------------------------

                           Name of Seller:  Gilbert M. Kaufman
                                           -----------------------------------

                           Signature:  /s/ Gilbert M. Kaufman
                                      ----------------------------------------

                           Name of Seller:  HarbourVest Partners V - Direct Fund
                                               L.P.
                                           -----------------------------------

                           By:   HVP V - Direct Associates L.L.C.
                           Its: General Partner

                           By:  HarbourVest Partners, LLC
                           Its: Managing Member

                           Signature:  /s/ Ofer Nemerovsky (Managing Director)
                                      ----------------------------------------

                           Name of Seller:  Harry Newton
                                           -----------------------------------

                           Signature:  /s/ Harry Newton
                                      ----------------------------------------

                           Name of Seller:  InterStock Anstalt
                                           -----------------------------------

                           Signature:  /s/ Heimo Quaderer (Director)
                                       /s/ Edith Hueppi (Director)
                                      ----------------------------------------

                           Name of Seller:  James C. Schwalbe
                                           -----------------------------------

                           Signature:  /s/ James C. Schwalbe
                                      ----------------------------------------

                           Name of Seller:  Jeffery S. Basile
                                           -----------------------------------

                           Signature:  /s/ Jeffery S. Basile
                                      ----------------------------------------

                           Name of Seller:  Joseph C. Genovese
                                           -----------------------------------

                           Signature:  /s/ Joseph C. Genovese
                                      ----------------------------------------

                           Name of Seller:  Joseph H. Reilly
                                           -----------------------------------

                           Signature:  /s/ Joseph H. Reilly
                                      ----------------------------------------

                           Name of Seller:  Kathryn Barrie
                                           -----------------------------------

                           Signature:  /s/ Kathryn Barrie
                                      ----------------------------------------

                           Name of Seller:  Kenneth M. Stess
                                           -----------------------------------

                           Signature:  /s/ Kenneth M. Stess
                                      ----------------------------------------

                           Name of Seller:  Kevin D. Smith
                                            Kathryn B. Smith
                                           -----------------------------------

                           Signature:  /s/ Kevin D. Smith
                                       /s/ Kathryn B. Smith
                                      ----------------------------------------

                           Name of Seller:  Kevin Dick
                                           -----------------------------------

                           Signature:  /s/ Kevin Dick
                                      ----------------------------------------

                           Name of Seller:  Kimberly A. Ward
                                           -----------------------------------

                           Signature:  /s/ Kimberly A. Ward
                                      ----------------------------------------

                           Name of Seller:  Le Serre
                                           -----------------------------------

                           Signature:  /s/ Frank Polestra (Partner)
                                      ----------------------------------------

                           Name of Seller:  Leigh Michl
                                           -----------------------------------

                           Signature:  /s/ Leigh Michl
                                      ----------------------------------------

                           Name of Seller:  Louis Piazza
                                           -----------------------------------

                           Signature:  /s/ Louis Piazza
                                      ----------------------------------------

                           Name of Seller:  Marcia Haskel
                                           -----------------------------------

                           Signature:  /s/ Marcia Haskel
                                      ----------------------------------------

                           Name of Seller:  Margo Bik
                                            Nicholas Bik
                                           -----------------------------------

                           Signature:  /s/ Margo Bik
                                       /s/ Nicholas Bik
                                      ----------------------------------------

                           Name of Seller:  Michael Barza
                                           -----------------------------------

                           Signature:  /s/ Michael Barza
                                      ----------------------------------------

                           Name of Seller:  Michael J. Wood
                                           -----------------------------------

                           Signature:  /s/ Michael J. Wood
                                      ----------------------------------------

                           Name of Seller:  Mitchel Sayare
                                            Susan E. Whitehead
                                           -----------------------------------

                           Signature:  /s/ Mitchel Sayare
                                       /s/ Susan E. Whitehead
                                      ----------------------------------------

                           Name of Seller:  Naresh C. Parmer
                                           -----------------------------------

                           Signature:  /s/ Naresh C. Parmer
                                      ----------------------------------------

                           Name of Seller:  Peter Livingstone
                                           -----------------------------------

                           Signature:  /s/ Peter Livingstone
                                      ----------------------------------------

                           Name of Seller:  Peter S. Rood
                                           -----------------------------------

                           Signature:  /s/ Peter S. Rood
                                      ----------------------------------------

                           Name of Seller:  Philip Arrigo
                                            Frances Arrigo
                                           -----------------------------------

                                       /s/ Frances Arrigo
                           Signature:  /s/ Philip Arrigo
                                      ----------------------------------------

                           Name of Seller:  PCC Transfer Limited Partnership
                                           -----------------------------------

                           Signature:  /s/ Frank Polestra (Manager)
                                      ----------------------------------------

                           Name of Seller:  Pioneer Ventures Limited
                                               Partnership II
                                           -----------------------------------

                           Signature:  /s/ Frank Polestra (President)
                                      ----------------------------------------

                           Name of Seller:  R. Stephen Cheheyl
                                           -----------------------------------

                           Signature:  /s/ R. Stephen Cheheyl
                                      ----------------------------------------

                           Name of Seller:  Reid L. Simpson
                                           -----------------------------------

                           Signature:  /s/ Reid L. Simpson
                                      ----------------------------------------

                           Name of Seller:  Robert J. Grochmal
                                           -----------------------------------

                           Signature:  /s/ Robert J. Grochmal
                                      ----------------------------------------

                           Name of Seller:  Robert J. Grochmal and Debra A.
                                            Grochmal, JTWROS
                                           -----------------------------------

                           Signature:  /s/ Robert J. Grochmal
                                       /s/ Debra A. Grochmal
                                      ----------------------------------------

                           Name of Seller:  Rodger P. Nordblom
                                           -----------------------------------

                           Signature:  /s/ Rodger P. Nordblom
                                      ----------------------------------------

                           Name of Seller:  Ron Pullis
                                           -----------------------------------

                           Signature:  /s/ Ron Pullis
                                      ----------------------------------------

                           Name of Seller:  Rubin Gruber
                                           -----------------------------------

                           Signature:  /s/ Rubin Gruber
                                      ----------------------------------------

                           Name of Seller:  Stefan Gieseler
                                           -----------------------------------

                           Signature:  /s/ Stefan Gieseler
                                      ----------------------------------------

                           Name of Seller:  Steven A. Mulawski
                                           -----------------------------------

                           Signature:  /s/ Steven A. Mulawski
                                      ----------------------------------------

                           Name of Seller:  SVM Star Ventures Enterprises No. V,
                                            a German Civil Law Partnership (with
                                            Limitation of Liability)
                                           -----------------------------------

                           By:  SVM Star Ventures Managementgesellschaft
                                mbH Nr. 3
                                ----------------------------------------------

                           Its:  Managing Partner
                                ----------------------------------------------

                           Signature:  /s/ Meir Barel (Managing Director)
                                      ----------------------------------------

                           Name of Seller:  SVM Star Ventures Enterprises
                                            No. 3 & Co. KG
                                           -----------------------------------

                           By:  SVM Star Ventures Managementgesellschaft
                                mbH Nr. 3
                                ----------------------------------------------

                           Its:  Managing Partner
                                 ---------------------------------------------

                           Signature:  /s/ Meir Barel (Managing Director)
                                      ----------------------------------------

                           Name of Seller:  Terry R. Young
                                           -----------------------------------

                           Signature:  /s/ Terry R. Young
                                      ----------------------------------------

                           Name of Seller:  The MHF Sylvan Fund
                                           -----------------------------------

                           Signature:  /s/ Edward Saxe (Trustee)
                                      ----------------------------------------

                           Name of Seller:  Thomas W. Mullaney, Jr.
                                           -----------------------------------

                           Signature:  /s/ Thomas W. Mullaney, Jr.
                                      ----------------------------------------

                           Name of Seller:  Warren J. Maxwell
                                           -----------------------------------

                           Signature:  /s/ Warren J. Maxwell
                                      ----------------------------------------

                           WATERLINE CAPITAL, LLC

                           Name of Seller:  Alexander M. Levine
                                           -----------------------------------

                           Signature:  /s/ Alexander M. Levine (Managing
                                       Director
                                      ----------------------------------------

                           Name of Seller:  Richard Hannapel
                                           -----------------------------------

                           Signature:  /s/ Richard Hannapel
                                      ----------------------------------------

                           Name of Seller:  Joseph A. Keelan
                                           -----------------------------------

                           Signature:  /s/ Joseph A. Keelan
                                      ----------------------------------------

                           Name of Seller:  Cassie Dalton Stess Trust
                                           -----------------------------------

                           Signature:  /s/ Kenneth Stess (Trustee)
                                      ----------------------------------------

                    APPENDIX A - REPRESENTATIVE'S CERTIFICATE

IF YOU CHOOSE NOT TO APPOINT MARK GALVIN AS YOUR PURCHASER REPRESENTATIVE, YOUR DESIGNATED PURCHASER REPRESENTATIVE MUST FILL OUT THE FOLLOWING CERTIFICATE:

         Stockholder acknowledges that _____________________ will serve as Purchaser Representative(s) in connection with evaluating the merits and risks of his or her prospective investment in the securities offered by the Company, and that said Representative(s) has/have previously disclosed to Stockholder, in writing, any material relationship between the Representative(s) (or his or their affiliates) and the Company or its affiliates that now exists or is mutually understood to be contemplated or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

         ____________ has been named by the undersigned Stockholder as a person upon whose advice the Stockholder has relied in evaluating the merits and risks of investment in the Company. In connection with the proposed investment by the Stockholder, the Purchaser Representative hereby represents and warrants as follows:

         (i) Representative is not an affiliate, director, officer or other employee of the Company or the beneficial owner of 10% or more of any class of equity interest in the Company;

         (ii) Listed below are all material relationship (and any compensation received or to be received by the Representative or his affiliates as a result thereof) between the Representative (or his affiliates) and the Company or its affiliates that now exist or have existed at any time during the past two years or are now contemplated:


                 ----------------------------------------------

                 ----------------------------------------------

                 ----------------------------------------------


         (iii) Representative's educational background is as follows (please state schools attended, degrees and years in which received):

                  -------------     -------------    -------------

                  -------------     -------------    -------------

                  -------------     -------------    -------------

         (iv) Representative is primarily engaged in the following business or profession:

                 ----------------------------------------------

                 ----------------------------------------------

                 ----------------------------------------------

         (v) Representative has known the Stockholder for _____ years in the following capacity:

                 ----------------------------------------------

         (vi) Representative is familiar with the financial position and plans of the Stockholder.

         (vii) Representative has previously rendered advice to the Stockholder with respect to an investment of this type.

                  [  ] Yes         [  ] No         If "Yes", please specify:

                 ----------------------------------------------

         (viii) Representative has prior experience in advising persons with respect to investments of a nature similar to that presently offered by the Company.

                  [  ] Yes         [  ] No         If "Yes", please specify:

                 ----------------------------------------------

         (ix) Representative has knowledge and experience in financial and business matters such that he is capable of evaluating, along, or together with the Stockholder's other purchaser representatives, or together with the Stockholder, the merits and risks of investment in the Company.

         In witness whereof, the undersigned have signed this certificate as of the _____ day of ____________, 1999.


                                       STOCKHOLDER:
                                       ------------


                                       Name:
                                            -----------------------------------


                                       (Address)
                                            -----------------------------------

                                            -----------------------------------


                                       REPRESENTATIVE:
                                       ---------------


                                       Name:
                                            -----------------------------------

                                       (Address)

                                            -----------------------------------

                                            -----------------------------------